UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 7, 2014

TWINLAB CONSOLIDATED HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55181	46-3951742
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1455 Kettner Blvd., #305, San Diego, CA
(Address of Principal Executive Offices, including zip code)

(562) 618-1310
(Registrant’s telephone number, including area code)

Mirror Me, Inc.
(Former name, former address, if changed since last report)

Copies of Communications to:
Stoecklein Law Group, LLP
Columbia Center
401 West A Street, Suite 1150
San Diego, CA 92101
(619) 704-1310
Fax (619) 704-0556

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.03                      Amendment Articles of Incorporation.

On August 7, 2014, the Company changed its name from Mirror Me, Inc. to Twinlab Consolidated Holdings, Inc. The amendment occurred as a result of our stockholders approving the amendment at the 2014 Annual Meeting of Stockholders and a subsequent vote by the Board of Directors. A copy of the Certificate of Amendment is attached hereto as Exhibit 3(i)(a).

Section 9 – Financial Statements and Exhibits

Item 9.01 Exhibits

Exhibit Number	Description
3(i)(a)	Certificate of Amendment – Dated August 7, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MIRROR ME, INC.

By: Luz Vazquez
Luz Vazquez, President

Date:  August 8, 2013